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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  June 3, 2003
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                Date of Report (Date of earliest event reported)


                                 UNI-MARTS INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                   1-11556                   25-1311379
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(State or other jurisdiction of     (Commission             (I.R.S. Employer
       incorporation)               File Number)            Identification No.)


                             477 East Beaver Avenue
                          State College, PA 16801-5690
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                    (Address of principal executive offices)


                                 (814) 234-6000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 3, 2003, Uni-Marts Inc., a Delaware corporation, announced that it had entered into a letter of intent for a merger transaction with HFL Corporation ("HFL") in which HFL will acquire, for cash, all of the outstanding shares of Uni-Marts' common stock (other than shares owned by HFL and its affiliates) for a price of $2.25 per share. The Company's press release is attached as Exhibit
99.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

Exhibit No.     Description
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99.1            Press release dated June 3, 2003

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 3, 2003                            UNI-MARTS INC.


                                               By:  /S/ HENRY D. SAHAKIAN
                                                    ----------------------------
                                                    Name: Henry D. Sahakian
                                                    Title: Chairman of the Board

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EXHIBIT INDEX

Exhibit No.     Description
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99.1            Press release dated June 3, 2003